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                                  EXHIBIT 99.1
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                                                                    NEWS RELEASE
FOR IMMEDIATE RELEASE
APRIL 14, 2004

                 COMBIMATRIX GROUP TO RECEIVE $13.6 MILLION FROM
                   ACACIA RESEARCH REGISTERED DIRECT OFFERING

         Newport Beach, Calif. - (BUSINESS WIRE) -April 14, 2004 - Acacia Research Corporation (Nasdaq: CBMX:ACTG) today announced that it has obtained commitments to purchase $15 million of its Acacia Research-CombiMatrix common stock in a registered direct offering. Under the terms of the transaction, Acacia will sell 3 million shares of its Acacia Research-CombiMatrix common stock at $5.00 per share to a select group of institutional investors. The closing of the offering is expected to take place on or about April 15, 2004, subject to the satisfaction of customary closing conditions. All of the shares of Acacia Research-CombiMatrix common stock are being offered by Acacia pursuant to an effective registration statement previously filed with the Securities and Exchange Commission. Thomas Weisel Partners LLC acted as exclusive lead placement agent and Brean Murray & Co. acted as exclusive co-placement agent for the offering.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The shares of common stock may only be offered by means of a prospectus. Copies of the prospectus supplement and accompanying base prospectus can be obtained from Thomas Weisel Partners LLC at One Montgomery Street, Suite 3700, San Francisco, California 94104, fax (415) 364-2798.

ABOUT ACACIA RESEARCH CORPORATION

Acacia Research Corporation comprises two operating groups: Acacia Technologies Group and CombiMatrix Group.

The CombiMatrix group is developing a platform technology to rapidly produce customizable active biochips, which are semiconductor-based tools for use in identifying and determining the roles of genes, gene mutations and proteins. CombiMatrix's technology has a wide range of applications including DNA synthesis/diagnostics, siRNA synthesis, drug discovery, and immunochemical detection. CombiMatrix provides DNA arrays to researchers under the CustomArray(TM) brand. CombiMatrix's Express Track(sm) drug discovery program is a systems biology approach, using its technology, to target common viral diseases with siRNA compounds.

The Acacia Technologies Group develops, acquires, and licenses patented technologies. Acacia's DMT technology, which is supported by 5 U.S. and 31 foreign patents, relates to audio and audio/video transmission and receiving systems commonly known as audio-on-demand, video-on-demand, and audio/video streaming, and is used for distributing digital content via several means including Internet, cable, satellite and wireless systems.

Acacia Research-Acacia Technologies (Nasdaq: ACTG) and Acacia
Research-CombiMatrix (Nasdaq: CBMX) are both classes of common stock issued by Acacia Research Corporation and are intended to reflect the performance of the respective operating groups and are not issued by the operating groups.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

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THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE
"SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED UPON OUR CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE HEREOF. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS AND UNCERTAINTIES, INCLUDING THE ECONOMIC SLOWDOWN AFFECTING TECHNOLOGY COMPANIES, OUR ABILITY TO SUCCESSFULLY DEVELOP PRODUCTS, RAPID TECHNOLOGICAL CHANGE IN OUR MARKETS, CHANGES IN DEMAND FOR OUR FUTURE PRODUCTS, LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS AND GENERAL ECONOMIC CONDITIONS. OUR ANNUAL REPORT ON FORM 10-K, RECENT AND FORTHCOMING QUARTERLY REPORTS ON FORM 10-Q, RECENT CURRENT REPORTS ON FORMS 8-K AND 8-K/A, AND OTHER SEC FILINGS DISCUSS SOME OF THE IMPORTANT RISK FACTORS THAT MAY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.

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